Exhibit 10.14

AMENDED AND RESTATED NOTE

Principal Amount: $200,000.00	Issue Date: April 28, 2025

FOR VALUE RECEIVED Charlie's Holdings, Inc., a Nevada Corporation, maintaining an address at I007 Brioso Drive, Costa Mesa, CA 92627 (hereinafter called "Borrower"), hereby promises to pay to the order of Ryan Stump maintaining an address at 281 Santa Isabel Avenue Costa Mesa, CA 92627 ("Holder") without demand, the sum of Two Hundred Thousand Dollars ($200,000.00) ("Principal and Accrued Interest") as described below. This amended and restated note (the "Note") replaces in its entirety the note between the parties dated July 17, 2023.

ARTICLE I

GENERAL PROVISIONS

I.I   Interest Rate. The outstanding principal balance of this Note shall bear interest at ten percent (10%) per annum. After an Event of Default Interest shall accrue on this Note at the rate of twenty four percent (24%) per annum.

1.2   Maturity Date. All outstanding unpaid principal and all unpaid interest owed hereunder shall be paid monthly beginning on May 28, 2025 in accordance with the payment schedule attached hereto as Schedule A with any remaining amounts due and payable on April 28, 2026 (the "Maturity Date").

1.3.   Prepay. The Borrower may prepay the amounts due under this Note at any time.

ARTICLE II

EVENT OF DEFAULT

The occurrence of any of the following events of default ("Event of Default") occurring after Issue Date, shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment or grace period, all of which hereby are expressly waived, except as set forth below:

2.1    Failure to Pay Principal or Interest. The Borrower fails to make any payment due under this Note.

2.2    Receiver or Trustee. Borrower shall make an assignment for the benefit of creditors or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

2.3    Judgments. Any money judgment, writ or similar final process shall be entered or made in a non-appealable adjudication against Borrower or any of its property or other assets for more than $500,000 in excess of the Borrower insurance coverage, unless stayed vacated or satisfied within thirty (30) days.

2.4    Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower.

ARTICLE III

MISCELLANEOUS

3.1    Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

3.2    Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: to the name, address and facsimile number set forth on the front page of this Note, and (ii) if to the Holder, to the name, address and facsimile number set forth on the front page of this Note.

3.3    Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. This Note may only be amended by an instrument executed by both the Holder and Borrower.

3.4    Assignability. This Note shall be binding upon the Borrower and their successors and assigns and shall inure to the benefit of the Holder and their successors and assigns. The Borrower may not assign its obligations under this Note without the consent of the Holder.

3.5    Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Note must be brought only in the civil or state courts of Nevada or in the federal courts having jurisdiction over Nevada. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note.

2

3.6    Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by applicable law. any payments in excess of such maximum rate shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower. To the extent it may lawfully do so, the Borrower hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Holder in order to enforce any right or remedy hereunder. Notwithstanding any provision to the contrary contained in herein, it is expressly agreed and provided that the total liability of the Borrower hereunder for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Borrower may be obligated to pay hereunder exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable hereunder is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable hereunder from the Issue Date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Borrower to Holder with respect to indebtedness evidenced hereby, such excess shall be applied by Holder to the unpaid principal balance of any such indebtedness or be refunded to the Borrower, the manner of handling such excess to be at Holder's election.

3.7    Non-Business Days. Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Nevada, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

3.8    Facsimile Signature. In the event that the Borrower' signature is delivered by facsimile transmission, PDF, electronic signature or other similar electronic means, such signature shall create a valid and binding obligation of the Borrower with the same force and effect as if such signature page were an original thereof.

IN WITNESS WHEREOF, Borrower has signed this Note as of date written above.

Charlie's Holdings, Inc.

By:____________________

Its: President

Agreed to and accepted by:

Ryan Stump

3

SCHEDULE A

Payment Schedule

AMENDED AND RESTATED NOTE

Principal Amount: $200,000.00	Issue Date: April 28, 2025

FOR VALUE RECEIVED Charlie's Holdings, Inc., a Nevada Corporation, maintaining an address at I007 Brioso Drive, Costa Mesa, CA 92627 (hereinafter called "Borrower"), hereby promises to pay to the order of Henry Sicignano III maintaining an address at PO Box 60 I, Clarence, NY 1403 I ("Holder") without demand, the sum of Two Hundred Thousand Dollars ($200,000.00) ("Principal and Accrued Interest") as described below. This amended and restated note (the "Note") replaces in its entirety the note between the parties dated July 17, 2023.

ARTICLE I

GENERAL PROVISIONS

I.I   Interest Rate. The outstanding principal balance of this Note shall bear interest at ten percent (10%) per annum. After an Event of Default Interest shall accrue on this Note at the rate of twenty four percent (24%) per annum.

1.2   Maturity Date. All outstanding unpaid principal and all unpaid interest owed hereunder shall be paid monthly beginning on May 28, 2025 in accordance with the payment schedule attached hereto as Schedule A with any remaining amounts due and payable on April 28, 2026 (the "Maturity Date").

1.3.   Prepay. The Borrower may prepay the amounts due under this Note at any time.

ARTICLE II

EVENT OF DEFAULT

The occurrence of any of the following events of default ("Event of Default") occurring after Issue Date, shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment or grace period, all of which hereby are expressly waived, except as set forth below:

2.1    Failure to Pay Principal or Interest. The Borrower fails to make any payment due under this Note.

2.2    Receiver or Trustee. Borrower shall make an assignment for the benefit of creditors or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

2.3    Judgments. Any money judgment, writ or similar final process shall be entered or made in a non-appealable adjudication against Borrower or any of its property or other assets for more than $500,000 in excess of the Borrower insurance coverage, unless stayed vacated or satisfied within thirty (30) days.

2.4    Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower.

ARTICLE III

MISCELLANEOUS

3.1    Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

3.2    Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: to the name, address and facsimile number set forth on the front page of this Note, and (ii) if to the Holder, to the name, address and facsimile number set forth on the front page of this Note.

3.3    Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. This Note may only be amended by an instrument executed by both the Holder and Borrower.

3.4    Assignability. This Note shall be binding upon the Borrower and their successors and assigns and shall inure to the benefit of the Holder and their successors and assigns. The Borrower may not assign its obligations under this Note without the consent of the Holder.

3.5    Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Note must be brought only in the civil or state courts of Nevada or in the federal courts having jurisdiction over Nevada. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note.

2

3.6    Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by applicable law. any payments in excess of such maximum rate shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower. To the extent it may lawfully do so, the Borrower hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Holder in order to enforce any right or remedy hereunder. Notwithstanding any provision to the contrary contained in herein, it is expressly agreed and provided that the total liability of the Borrower hereunder for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Borrower may be obligated to pay hereunder exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable hereunder is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable hereunder from the Issue Date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Borrower to Holder with respect to indebtedness evidenced hereby, such excess shall be applied by Holder to the unpaid principal balance of any such indebtedness or be refunded to the Borrower, the manner of handling such excess to be at Holder's election.

3.7    Non-Business Days. Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Nevada, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

3.8    Facsimile Signature. In the event that the Borrower' signature is delivered by facsimile transmission, PDF, electronic signature or other similar electronic means, such signature shall create a valid and binding obligation of the Borrower with the same force and effect as if such signature page were an original thereof.

IN WITNESS WHEREOF, Borrower has signed this Note as of date written above.

Charlie's Holdings, Inc.

By:____________________

Its: Chief Operating Officer

Agreed to and accepted by:

Henry Sicignano III

3

SCHEDULE A

Payment Schedule